Investment in associates	12 Months Ended
Dec. 31, 2025
Disclosure of associates [abstract]
Investment in associates
5.
Investment in associates

In December 2025, Yuchai acquired 83,918,495 shares in Nanyue Diankong (Hengyang) Industrial Technology Company Limited (“NYDK”) for a cash consideration of RMB 176.2 million (US$25.5 million). This represents 27.97% of equity interest in NYDK and the carrying amount, being the Group’s cost of investment in NYDK, as at December 31, 2025 which approximates the fair values of the identifiable assets and liabilities on the acquisition date. The Group’s effective interest in NYDK is 21.4%. As of December 31, 2025, Yuchai has made a cash payment of RMB 35.2 million (US$5.1 million) for the acquisition.

NYDK’s principal place of business is in PRC, it is a high-tech and industry leader which specializes in fuel injection systems, including common rail systems, unit pumps and mechanical pumps.

In December 2025, Yuchai participated as a limited partner with 33.3% interest in Guangxi Yuchai Double Growth Fund (“Growth Fund”), a newly established private equity fund. Yuchai has made a cash contribution of RMB 133.2 million (US$19.2 million) to the Growth Fund, being the carrying amount as at December 31, 2025. The Group’s effective interest in Growth Fund is 25.4%.

The Growth Fund’s principal place of business is in PRC, it is intended for equity investments to advance innovative solutions related to Yuchai’s businesses and future developments, with a focus on emerging engine-related and new energy technologies.

The Group considers the Growth Fund as an associate as it has significant influence, but not control, over the financial and operating policies of Growth Fund through its participating interest and representation on the Fund Investment Committee that makes investing decisions.

NYDK and Growth Fund have immaterial contribution to the Group’s net income for the year ended December 31, 2025.

Note:

As of December 31, 2025, the Group’s share of outstanding bills receivables discounted with banks for which an associate retained a recourse obligation totaled RMB 55.7 million (US$8.0 million) (2024: Nil).

As of December 31, 2025, the Group’s share of outstanding bills receivables endorsed to suppliers for which an associate retained a recourse obligation were RMB 6.9 million (US$1.0 million) (2024: Nil).

Significant restrictions

The nature and extent of significant restrictions on the Group’s ability to use or access assets and settle liabilities of the associates are:

The Group’s share of cash and cash equivalents of RMB 136.9 million (US$19.8 million) (2024: Nil) held in the PRC are subject to local exchange control regulations. These regulations places restriction on the amount of currency being exported other than through dividends, trade and service-related transactions.

As of December 31, 2025, the Group’s share of restricted cash of RMB 5.9 million (US$0.9 million) (2024: Nil), which was largely used as collateral by the banks for the issuance of bills to suppliers.

As of December 31, 2025, the Group’s share of bills receivables of RMB 17.1 million (US$2.5 million) (2024: Nil), which was used as collateral by the banks for the issuance of bills to suppliers.